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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________



                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: APRIL 17, 2003
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
             (Exact name of registrant as specified in its charter)


         NEVADA                     0-23365                     84-1290152
(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


              5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855



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Item 5.     Other Events.
            -------------

         On April 17, 2003, the Company announced that it intends to restate its financial statements for fiscal years 2001 and 2002, as well as the first three quarters of fiscal year 2003, to change the method used to record the acquisition of US Dataworks, Inc., a Delaware corporation and former subsidiary of the Company.

         A copy of the press release issued on April 17, 2003 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

         (c) Exhibits.

                99.1    Press Release dated April 17, 2003.





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  April 17, 2003.

                                             US DATAWORKS, INC.



                                             By /s/ Charles E. Ramey
                                                --------------------------------
                                                Charles E. Ramey
                                                Chief Executive Officer


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                                INDEX TO EXHIBITS


   Exhibit
   Number                        Description
--------------------------------------------------------------------------------
    99.1       Press Release dated April 17, 2003.